Exhibit 99.1

IHEARTMEDIA, INC. REPORTS

SUPPLEMENTAL INFORMATION FOR 2019 FIRST QUARTER

GAAP Measures by Segment

(In thousands)	Three Months Ended March 31,		% Change
	2019	2018
Revenue
iHM	$765,810	$744,568	2.9%
Americas Outdoor	272,722	255,847	6.6%
International Outdoor	314,394	342,551	(8.2)%
Other	30,190	28,218	7.0%
Eliminations	(1,217)	(1,536)

Consolidated revenue	$1,381,899	$1,369,648	0.9%

Direct Operating and SG&A expenses[1]
iHM	$574,843	$562,336	2.2%
Americas Outdoor	182,155	173,823	4.8%
International Outdoor	288,638	314,874	(8.3)%
Other	25,252	24,822	1.7%
Eliminations	(246)	(513)

Consolidated Direct Operating and SG&A expenses	$1,070,642	$1,075,342	(0.4)%

Operating Income
iHM	$160,550	$123,899	29.6%
Americas Outdoor	51,071	37,520	36.1%
International Outdoor	(8,825)	(10,888)	(18.9)%
Other	1,993	(370)	(638.6)%
Corporate[2]	(81,598)	(86,023)	5.1%
Impairment charges	(91,382)	—	nm
Other operating expense, net	(3,549)	(3,286)

Consolidated Operating Income	$28,260	$60,852	(53.6)%

[1]

Direct Operating and SG&A Expenses as included herein refers to the sum of Direct operating expenses (excludes depreciation and amortization) and Selling, general and administrative expenses (excludes depreciation and amortization).

[2]	Includes Corporate depreciation and amortization of $5.9 million and $6.3 million for the three months ended March 31, 2019 and 2018, respectively.

Non-GAAP Measures1 (see preceding table for comparable GAAP measures)

(In thousands)	Three Months Ended March 31,		% Change
	2019	2018
Revenue, excluding movements in foreign exchange
iHM	$765,810	$744,568	2.9%
Americas Outdoor	272,722	255,847	6.6%
International Outdoor	339,115	342,551	(1.0)%
Other	30,190	28,218	7.0%
Eliminations	(1,217)	(1,536)

Consolidated revenue excluding movements in foreign exchange	$1,406,620	$1,369,648	2.7%

Direct Operating and SG&A expenses, excluding movements in foreign exchange
iHM	$574,843	$562,336	2.2%
Americas Outdoor	182,155	173,823	4.8%
International Outdoor	311,462	314,874	(1.1)%
Other	25,252	24,822	1.7%
Eliminations	(246)	(513)

Consolidated Direct Operating and SG&A expenses, excluding movements in foreign exchange	$1,093,466	$1,075,342	1.7%

OIBDAN
iHM	$190,967	$182,232	4.8%
Americas Outdoor	90,567	82,024	10.4%
International Outdoor	25,756	27,677	(6.9)%
Other	4,938	3,396	45.4%
Corporate	(72,473)	(76,050)	4.7%
Eliminations	(971)	(1,023)

Consolidated OIBDAN	$238,784	$218,256	9.4%

OIBDAN, excluding movements in foreign exchange
iHM	$190,967	$182,232	4.8%
Americas Outdoor	90,567	82,024	10.4%
International Outdoor	27,653	27,677	(0.1)%
Other	4,938	3,396	45.4%
Corporate	(73,181)	(76,050)	3.8%
Eliminations	(971)	(1,023)

Consolidated OIBDAN, excluding movements in foreign exchange	$239,973	$218,256	10.0%

Certain prior period amounts have been reclassified to conform to the 2019 presentation of financial information.

[1]

See the end of this disclosure for reconciliations of (i) OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to consolidated and segment operating income (loss); (ii) revenue, excluding effects of foreign exchange rates, to revenue (iii); direct operating and SG&A expenses, excluding effects of foreign exchange rates, to direct operating and SG&A expenses; (iv) revenue, excluding political advertising revenue, to revenue; (v) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates, to corporate expenses. See also the definition of OIBDAN under the Supplemental Disclosure section in this disclosure.

Supplemental Disclosure Regarding Non-GAAP Financial Information

The following tables set forth the Company’s OIBDAN for the three months and three months ended March 31, 2019 and 2018. The Company defines OIBDAN as consolidated operating income adjusted to exclude non-cash compensation expenses, included within corporate expenses, as well as the following line items presented in its Statement of Comprehensive Loss: Depreciation and amortization; Impairment charges; and Other operating income (expense), net.

The Company uses OIBDAN, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of the Company’s operational strength and performance of its business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets.

The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by the Company’s management. The Company believes it helps improve investors’ ability to understand the Company’s operating performance and makes it easier to compare the Company’s results with other companies that have different capital structures or tax rates. In addition, the Company believes this measure is also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry.

Since OIBDAN is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating income as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. OIBDAN is not necessarily a measure of the Company’s ability to fund its cash needs. As it excludes certain financial information compared with operating income, the most directly comparable GAAP financial measure, users of this financial information should consider the types of events and transactions which are excluded.

The other non-GAAP financial measures presented in the tables below are: (i) revenue, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates; (ii) revenue, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates and the results from outdoor business sold; (iii) revenue, excluding political advertising revenue and (iv) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates.

The Company presents revenue, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates, because management believes that viewing certain financial results without the impact of fluctuations in foreign currency rates facilitates period to period comparisons of business performance and provides useful information to investors. A significant portion of the Company’s advertising operations are conducted in foreign markets, principally Europe, the U.K. and China, and management reviews the results from its foreign operations on a constant dollar basis. Revenue, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates, are calculated by converting the current period’s amounts in local currency to U.S. dollars using average foreign exchange rates for the prior period.

The Company presents revenue, excluding the effects of political revenue. Due to the cyclical nature of the electoral system and the seasonality of the related political revenue, management believes presenting revenue, excluding the effects of political revenue, provides additional information to investors about the Company’s revenue growth from period to period.

Corporate expenses, excluding the effects of non-cash compensation expenses and the effects of foreign exchange rates, is presented as OIBDAN excludes non-cash compensation expenses.

Since these non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, the most directly comparable GAAP financial measures as an indicator of operating performance.

As required by the SEC rules, the Company provides reconciliations below to the most directly comparable amounts reported under GAAP, including (i) OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to consolidated and segment operating income (loss); (ii) revenue, excluding effects of foreign exchange rates, to revenue (iii); direct operating and SG&A expenses, excluding effects of foreign exchange rates, to direct operating and SG&A expenses; (iv) revenue, excluding political advertising revenue, to revenue; (v) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates, to corporate expenses.

Reconciliation of OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to Consolidated and Segment Operating Income (Loss)

(In thousands)	OIBDAN, excluding effects of foreign exchange	Effects of foreign exchange	OIBDAN (subtotal)	Non-cash compensation expenses	Depreciation and amortization	Impairment charges	Other operating (income) expense, net	Operating income (loss)
Three Months Ended March 31, 2019
iHM	$190,967	$—	$190,967	$—	$30,417	$—	$—	$160,550
Americas Outdoor	90,567	—	90,567	—	39,496	—	—	51,071
International Outdoor	27,653	(1,897)	25,756	—	34,581	—	—	(8,825)
Other	4,938	—	4,938	—	2,945	—	—	1,993
Corporate	(73,181)	708	(72,473)	2,227	5,927	—	—	(80,627)
Impairment charges	—	—	—	—	—	91,382	—	(91,382)
Other operating expense, net	—	—	—	—	—	—	3,549	(3,549)
Eliminations	(971)	—	(971)	—	—	—	—	(971)

Consolidated	$239,973	$(1,189)	$238,784	$2,227	$113,366	$91,382	$3,549	$28,260

Three Months Ended March 31, 2018
iHM	$182,232	$—	$182,232	$—	$58,333	$—	$—	$123,899
Americas Outdoor	82,024	—	82,024	—	44,504	—	—	37,520
International Outdoor	27,677	—	27,677	—	38,565	—	—	(10,888)
Other	3,396	—	3,396	—	3,766	—	—	(370)
Corporate	(76,050)	—	(76,050)	2,684	6,266	—	—	(85,000)
Other operating expense, net	—	—	—	—	—	—	3,286	(3,286)
Eliminations	(1,023)	—	(1,023)	—	—	—	—	(1,023)

Consolidated	$218,256	$—	$218,256	$2,684	$151,434	$—	$3,286	$60,852

Reconciliation of Revenue, excluding effects of foreign exchange rates, to Revenue

(In thousands)	Three Months Ended March 31,		% Change
	2019	2018
Consolidated revenue	$1,381,899	$1,369,648	0.9%
Excluding: Effects of foreign exchange	24,721	—

Consolidated revenue, excluding effects of foreign exchange	$1,406,620	$1,369,648	2.7%

International Outdoor revenue	$314,394	$342,551	(8.2)%
Excluding: Effects of foreign exchange	24,721	—

International Outdoor revenue, excluding effects of foreign exchange	$339,115	$342,551	(1.0)%

Reconciliation of Direct operating and SG&A expenses, excluding effects of foreign exchange rates, to Direct operating and SG&A expenses

(In thousands)	Three Months Ended March 31,		% Change
	2019	2018
Consolidated direct operating and SG&A expenses	$1,070,642	$1,075,342	(0.4)%
Excluding: Effects of foreign exchange	22,824	—

Consolidated direct operating and SG&A expenses, excluding effects of foreign exchange	$1,093,466	$1,075,342	1.7%

International Outdoor direct operating and SG&A expenses	$288,638	$314,874	(8.3)%
Excluding: Effects of foreign exchange	22,824	—

International Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange	$311,462	$314,874	(1.1)%

Reconciliation of Revenue, excluding Political Advertising Revenue, to Revenue

(In thousands)	Three Months Ended March 31,		% Change
	2019	2018
Consolidated revenue	$1,381,899	$1,369,648	0.9%
Excluding: Political revenue	(3,789)	(8,214)

Consolidated revenue, excluding effects of political revenue	$1,378,110	$1,361,434	1.2%

iHM revenue	$765,810	$744,568	2.9%
Excluding: Political revenue	(2,724)	(5,752)

iHM revenue excluding, effects of political revenue	$763,086	$738,816	3.3%

Americas Outdoor revenue	$272,722	$255,847	6.6%
Excluding: Political revenue	(604)	(912)

Americas Outdoor revenue, excluding effects of political revenue	$272,118	$254,935	6.7%

Other revenue	$30,190	$28,218	7.0%
Excluding: Political revenue	(461)	(1,550)

Other revenue, excluding effects of political revenue	$29,729	$26,668	11.5%

Reconciliation of Corporate Expenses, excluding Non-cash compensation expenses and effects of foreign exchange rates, to Corporate Expenses

(In thousands)	Three Months Ended March 31,		% Change
	2019	2018
Corporate Expense	$74,700	$78,734	(5.1)%
Excluding: Non-cash compensation expense	(2,227)	(2,684)

Corporate Expense, excluding non-cash compensation expense	$72,473	$76,050	(4.7)%
Excluding: Foreign exchange (increase) decrease	708	—

Corporate Expense, excluding non-cash compensation expense and movements in foreign exchange	$73,181	$76,050	(3.8)%

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of iHeartMedia, Inc. and its subsidiaries, including iHeartMedia Capital I, LLC, iHeartCommunications, Inc. and Clear Channel Outdoor Holdings, Inc., to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our business plans, strategies and initiatives, our expectations about certain markets and our liquidity, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Various risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Item 1A. Risk Factors” of iHeartMedia, Inc.’s and Clear Channel Outdoor Holdings, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.